ENDORSEMENT NO. 2

Attaching  to  and  forming  part  of  the  100% QUOTA SHARE REINSURANCE
AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a
corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation
o r g a n i z ed  under  the  laws  of  the  State  of  Texas  ("Program
Administrator").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for 60.00% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.




DATED:__________________________   STATE AND COUNTY MUTUAL FIRE
                                   INSURANCE COMPANY


                                   BY:____________________________

                                   ITS:____________________________

                             ENDORSEMENT NO. 2

Attaching  to  and  forming  part  of  the  100% QUOTA SHARE REINSURANCE
AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a
corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation
o r g a n i z ed  under  the  laws  of  the  State  of  Texas  ("Program
Administrator").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for 60.00% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

     IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.




DATED:__________________________   VAUGHN GENERAL AGENCY, INC.

                                   BY:____________________________

                                   ITS:____________________________

                             ENDORSEMENT NO. 2

Attaching  to  and  forming  part  of  the  100% QUOTA SHARE REINSURANCE
AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a
corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation
o r g a n i z ed  under  the  laws  of  the  State  of  Texas  ("Program
Administrator").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for 60.00% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.


DATED:__________________________        AMERICAN HALLMARK
                                        GENERAL AGENCY, INC.


                                   BY:____________________________

                                   ITS:____________________________

                             ENDORSEMENT NO. 2

Attaching  to  and  forming  part  of  the  100% QUOTA SHARE REINSURANCE
AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a
corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation
o r g a n i z ed  under  the  laws  of  the  State  of  Texas  ("Program
Administrator").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for 60.00% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Addendum as of the following dates:

In Midland, Michigan, this    day of         , 1997.

          DORINCO REINSURANCE COMPANY
          Midland, Michigan


     By________________________________
          (signature)

     __________________________________
          (name)

     __________________________________
          (title)

                             ENDORSEMENT NO. 2

Attaching  to  and  forming  part  of  the  100% QUOTA SHARE REINSURANCE
AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a
corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation
o r g a n i z ed  under  the  laws  of  the  State  of  Texas  ("Program
Administrator").

IT IS AGREED, that the Reinsurer has received a copy of the Agreement wording effective January 1, 1997 and Endorsement No. 1, and agrees to t h e terms and conditions of this Agreement as respects their participation effective July 1, 1997.

IT IS FURTHER AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for 40.00% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.



DATED:__________________________   STATE AND COUNTY MUTUAL FIRE
                                   INSURANCE COMPANY


                                   BY:____________________________

                                   ITS:____________________________

                             ENDORSEMENT NO. 2

Attaching  to  and  forming  part  of  the  100% QUOTA SHARE REINSURANCE
AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a
corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation
o r g a n i z ed  under  the  laws  of  the  State  of  Texas  ("Program
Administrator").

IT IS AGREED, that the Reinsurer has received a copy of the Agreement wording effective January 1, 1997 and Endorsement No. 1, and agrees to t h e terms and conditions of this Agreement as respects their participation effective July 1, 1997.

IT IS FURTHER AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for 40.00% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.


DATED:__________________________   VAUGHN GENERAL AGENCY, INC.


                                   BY:____________________________

                                   ITS:____________________________

                             ENDORSEMENT NO. 2

Attaching  to  and  forming  part  of  the  100% QUOTA SHARE REINSURANCE
AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a
corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation
o r g a n i z ed  under  the  laws  of  the  State  of  Texas  ("Program
Administrator").

IT IS AGREED, that the Reinsurer has received a copy of the Agreement wording effective January 1, 1997 and Endorsement No. 1, and agrees to t h e terms and conditions of this Agreement as respects their participation effective July 1, 1997.

IT IS FURTHER AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for 40.00% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.



DATED:__________________________   AMERICAN HALLMARK
                                   GENERAL AGENCY, INC.


                                   BY:____________________________

                                   ITS:____________________________

                             ENDORSEMENT NO. 2

Attaching  to  and  forming  part  of  the  100% QUOTA SHARE REINSURANCE
AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a
corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation
o r g a n i z ed  under  the  laws  of  the  State  of  Texas  ("Program
Administrator").

IT IS AGREED, that the Reinsurer has received a copy of the Agreement wording effective January 1, 1997 and Endorsement No. 1, and agrees to t h e terms and conditions of this Agreement as respects their participation effective July 1, 1997.

IT IS FURTHER AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1997 that ARTICLE XXX - PARTICIPATION, the first paragraph will read as follows and not as heretofore:

This Agreement obligates the Reinsurer for 40.00% of the interests and liabilities set forth under this Agreement.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

I N    W I TNESS  WHEREOF,  the  parties  hereto,  by  their  authorized representatives, have executed this Addendum as of the following dates:

In Long Grove, Illinois, this day of         , 1997.


          KEMPER REINSURANCE COMPANY
          Long Grove, Illinois

          By_____________________________________
               (signature)

          _______________________________________
               (name)

          _______________________________________
               (title)